Commitments, Contingent Liabilities and Other	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments, Contingent Liabilities and Other

Note 17. Commitments, Contingent Liabilities and Other

(a) The Company is one of numerous defendants in a lawsuit that has been filed in Delaware Chancery Court, alleging breaches of fiduciary duty and invalid merger and conversion relating to the Transaction. In 2012, the Court dismissed the invalid merger and conversion claim as against all defendants. Accordingly, the case has been narrowed and only the breach of fiduciary duty claim remains as against the Company. In November 2013, an agreement in principle was reached settling the matter, subject to agreement being reached on the settlement documents, notice being sent to class members and a hearing on the fairness of the settlement and Court approval. It is anticipated that the Company will not suffer a loss as a result of the settlement.

(b) When selling a home, the Company’s subsidiaries provide customers with a limited warranty. The Company has always maintained a strategy of being highly active in addressing construction defect claims through its customer service operation. Through this approach, the Company is able to connect with homeowners, provide maintenance advice, fix problems as they arise and prevent future defects from occurring, with the objective of addressing whatever situation presents itself before any litigation is necessary. The Company estimates the costs that may be incurred under each limited warranty and records a liability in the amount of such costs at the time the revenue associated with the sale of each home is recognized. In addition, the Company has insurance in place where its subsidiaries are subject to the respective warranty statutes in the state or province where the Company conducts business, which range up to ten years for latent construction defects. Factors that affect the Company’s warranty liability include the number of homes sold, historical and anticipated rates of warranty claims, and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. The following table reflects the changes in the Company’s estimated warranty liability for the years ended December 31, 2013 and 2012:

	Years Ended December 31
	2013	2012
Balance, beginning of year	$14,179	$11,161
Payments and other adjustments made during the year	(7,271)	(4,560)
Warranties issued during the year	6,259	7,701
Adjustments made for pre-existing warranties	(33)	(123)

Balance, end of year	$13,134	$14,179

(c) The Company has committed to future minimum payments for lease and other obligations as follows:

Years of Expiry
2014	$6,062
2015	5,254
2016	4,586
2017	4,337
2018	3,923
Thereafter	6,302

$30,464

(d) As at December 31, 2013, $2.0 million (December 31, 2012 – $25.0 million) of the amount held in other assets related to land purchase obligations. The total amount owing on these obligations is $22.1 million (December 31, 2012—$62.7 million).